                                                                   EXHIBIT 23.5

                CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 12, 2000, with respect to the consolidated financial statements of Paragon Software (Holdings) Limited included in the Registration Statement (Form S-4) and related Prospectus of Phone.com, Inc. for the registration of 94,506,060 shares of its Common Stock.

                                          /s/ Ernst & Young

Reading, England

October 6, 2000